Exhibit 99.1

AmTrust Financial

Forward Looking Statements
This presentation may include forward-looking statements. These forward-looking statements include comments with respect to our objectives and strategies, and the results of our operations and business.
By their nature, however, these forward-looking statements involve numerous assumptions, risks, uncertainties and opportunities, both general and specific. The risk exists that these statements may not be fulfilled. Investors should not place undue reliance on these forward-looking statements as a number of factors could cause future company results to differ materially from these statements.
Potential risks and uncertainties include effects of government regulation, the outcome of our efforts to manage growth, the extent to which our premium rates and reserves are adequate, the extent of availability of reinsurance on favorable terms, changes in our financial ratings, the outcome of our efforts to enter our new specialty middle-market property and casualty segment, ability to retain and recruit key executives and other key personnel and changes in general economic conditions, including inflation and other factors.
When relying on forward-looking statements to make decisions, investors should carefully consider the aforementioned factors as well as other uncertainties and events including those discussed in the “Forward-Looking Statements” and “Risk
Factors” sections of the prospectus.

Who We Are
Multinational specialty property and casualty insurance company
NASDAQ ticker symbol “AFSI”
Inside ownership 57%
“A-” rating from A.M. Best
We focus on underserved, niche markets:
Low hazard
Predictable
Non-catastrophic
Low volatility
Historical organic premium growth of over 15% annually
High ROE business model (24.2% annualized through 6/30/08)

$0
$100
$76.4
$21.1
$137.9
$72.9
$204.6
$134.3
$132.8
2003
2004
2005
2006
2007
Small Commercial Business
Specialty Middle Market
Specialty Risk & Extended Warranty

$105
$85
$65
$45
$25
$5
$12.0
$20.5
$48.4
$90.1
2004
2005
2006
2007

$600
$500
$400
$300
$200
$100
$0
Through 6/30/07
Through 6/30/08
Small Commercial Business
Specialty Middle Market
Specialty Risk & Extended Warranty

$60
$55
$50
$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
Net Income
Operating Earnings
Through 6/30/07
Through 6/30/08

Company Financial Highlights
Gross Premium Written
Net Income from
Continuing Operations
$97.5
$210.9
$526.0
$286.1
$839.4
$286.1
$210.9
$97.5
$168.1
$201.4*
$119.3
$114.3
$215.1
$117.3
$399.7
$535.8*
$48.6
$42.9
$35.7
$53.4
All graphs represent figures in millions
*Includes 19.3 MM as part  of one time unearned premium transfer
Gross Premium Written

Business Overview
$182.1* MM GPW through 6/30/08
$308.8 MM GPW in 2007
$215.1 MM GPW through 6/30/08
$306.4 MM GPW in 2007
$119.4 MM GPW through 6/30/08
$224.2 MM GPW in 2007
Specialty Middle-Market P&C
Insurance
Specialty Risk and Extended
Warranty
Small Commercial Business
Mix of Business
US only (40 states and DC)
Main Street small businesses
Low-hazard
Typically underserved
by larger carriers
Europe, US
Warranty coverage for selected
consumer and commercial goods
55% of GPW in 2007 was written
outside US
US only (nationwide)
Low hazard
Specialty commercial programs
with MGAs
*Does not include 19.3 MM one time unearned premium transfer

Small Commercial Business
Target Customers
Low to mid hazard small
businesses
Restaurants
Retail
Professional offices
Workers’ comp average
premium under $5,000
Average 6 employees
Competitors include
state funds and
regional carriers
AmTrust Approach
Cost efficient expense
control
Paperless proprietary
underwriting system
Risks individually
underwritten
Prompt response to
agents and insureds
9,000 active agents
Result
$182.1* MM through 6/30/08
$308.8 MM GPW in 2007
Historically high retention and
renewal rates (over 80%)
Combined ratio of 76.5%**
through 6/30/08
Combined ratio of 81.7%
for 2007
We focus on low hazard small businesses
*Does not include 19.3 MM one time unearned premium transfer
**Includes benefit from unearned premium transfer

Specialty Risk and Extended Warranty
We provide extended warranties for a wide range
of consumer and commercial goods
Target Customers
Manufacturers and retailers
of consumer and
commercial goods
Benefit from profit center
or cost reduction
Low-hazard
Non-catastrophic
Covered products include
yellow goods and laptops
AmTrust Approach
Extensive front-end
diligence and actuarial
review for each new
product and client
Develop customized and
strictly defined policy forms
that fit the needs of the client
Proactively managing
claims and adjusting
premiums if needed
Result
$215.1 MM through 6/30/08
$306.4 MM GPW in 2007
Cost effective for
warranty buyer
Europe (55% of GPW
for 2007)
Combined ratio of 77.3%
through 6/30/2008
Combined ratio of 80.8%
for 2007

Specialty Middle Market P&C
Target Customers
Retail, wholesale, service
operations
Workers’ compensation
General liability
Commercial auto liability
Distributed through
wholesalers with geographic
and product expertise
AmTrust Approach
Extensive front-end
diligence and actuarial
review for each new
product and client
Develop customized and
strictly defined policy forms
that fit the needs of the client
Leverage proprietary
technology systems to
process business efficiently
MGA shares in the
underwritten risk
Result
$119.4 MM through 6/30/08
$224.2 MM GPW in 2007
Diverse book of commercial
program business
Combined ratio of 88.4%
through 6/30/2008
Combined ratio of 90.1%
for 2007
Expansion of workers’ comp, general liability &
commercial auto and property coverage

Since 1998, we have grown our business organically and through:
Key hires of underwriting teams in the US and Europe
Opportunistic renewal rights transactions and acquisitions
History of Disciplined Growth
Dec.
2002
Princeton Insurance
Company
Total book
of business:
Approximately
$111 MM
Renewal
Rights
Early
2003
Hired specialty
risk and extended
warranty insurance
team in London
Key Hires
Dec.
2003
The Covenant Group
Total book
of business:
Approximately
$62 MM
Renewal
Rights
Dec.
2005
Alea US
Small-, Middle-market
P&C book
Total book of business:
Approximately
$360 MM through
9/30/05
Renewal
Rights
May
2006
Renewal
Rights
Muirfield Underwriters
Total book
of business:
Approximately
$60 MM
June
2006
Shell
Acquisition
Acquisition of Wesco
Insurance Co. (WIC),
from HSBC
Insurance Co.,
an affiliate of HIG
Feb.
2006
Raised ~$166 MM
to finance acquisition
of renewal rights
of Alea and fund
growth in existing
businesses
144A Offering
April
2007
Acquisition of IGI
Group, Ltd.

Acquisition
June
2007
Reinsurance
Agreement
40% quota-share
reinsurance
agreement with
Maiden Insurance Co.
Sep.
2007
Associated Industries
Insurance
Services, Inc.

Acquisition
June
2008
Renewal
Rights
Closed Unitrin, Inc.
transaction
Total book of business:
Approximately $165 MM
2006
Aug.
2004
Associated Industries
Insurance Company
Total book
of business:
Approximately $100 MM
Renewal
Rights

Maiden Transaction Rationale
Long-term capital partner for future growth
Organic growth
Acquisition of additional books of business
Higher ROE
Ability to write additional premium on existing capital base
Ceding commission on reinsured premium
Accretive to earnings per share
$0.46 operating earnings per basic share in 2nd quarter 2008 vs.
$0.31 in 2nd quarter 2007

Gross Premium Written
$21.1
$76.4
$137.9
$81.6
$258.9
$134.3
$224.2
$308.8
2003
2004
2005
2006

Net Combined Ratio
110%
100%
90%
80%
70%
60%
50%
67.5%
65.7%
63.9%
62.4%
2003
2004
2005
2006

AmTrust
FINANCIAL

Financial Performance
$97.5
$210.9
$526.0
91.9%
95.1%
94.8%
98.4%
We produce an underwriting profit by having consistent loss ratios and focusing on expenses
As our premium has grown, we have:
Increased our operating leverage – Combined ratio 79.6% through 6/30/08 vs. 89.6% in 2007
Decreased our expense ratio – Expense ratio 19%* through 6/30/08** vs. 25.5% through 6/30/07
$286.1
$839.4
83.2%
*  Q2 2008 expense ratio without Maiden Insurance ceding commission revenue would have been 24.7%
**Includes benefit from unearned premium transfer

Recent Financial Results
Summary Income Statement
($ in millions)
Gross Premium Written
Net Premium Written
Net Premium Earned
Fee Income
2006
$526.1
436.3
329.0
12.4
2007
$839.4
419.9
444.2
20.4
Through 6/30/08
Net Investment Income and Realized Gains
Loss and LAE Expense
Acquisition Expense
Salaries and G&A Expense
Operating Income from Continuing Operations
Income Tax Expense
Net Income from Continuing Operations

Annualized ROE from Net Income from Continuing Operations
Net Loss Ratio
Net Expense Ratio
Net Combined Ratio
42.4
210.1
43.3
49.1
70.9
17.8
$48.9
21.3%
63.9%
28.0%
91.9%
55.5
277.0
74.2
77.4
130.8
36.7
$90.1
24.7%
62.4%
20.8%
83.2%
Ceding Commission
-
59.1
**  Q2 2008 expense ratio without Maiden Insurance ceding commission revenue would have been 24.7%
Earnings per Basic Share
$0.86
$1.49
$535.8*
249.5
213.4
14.7

20.4
129.3
41.0
55.0
68.3
14.5
$48.6
24.2%
60.6%
19.0%**
79.6%
55.4
$0.81
*Includes 19.3 MM as part of one time unearned premium transfer

Recent Financial Position
Balance Sheet Highlights
($ in millions except for book value per share)
Cash and Investments
Reinsurance Recoverable
Premiums Receivable, Net
Other
Loss and LAE Reserve
Unearned Premium Reserve
(1)
Junior Subordinate Debentures
Other
Shareholders' Equity
Total Liabilities and Shareholders' Equity
1.
Trust Preferred Securities
Book Value Per Share
12/31/06
$824.2
44.1
147.8
207.6
$1,223.7
295.8
323.2
82.5
181.7
883.2
340.5
$1,223.7
12/31/07
$1,289.6
281.9
257.8
493.5
$2,322.8
775.4
527.8
123.7
505.5
1,932.4
390.4
$2,322.8
$5.68
6/30/08
$1,547.8
395.0
$2,995.6
823.0
712.4
123.7
922.1
2,581.2
414.4
$2,995.6
$6.51
$6.91
353.7
699.1

Other Investments
Equity Securities
Cash and Short Term Investments
Fixed Maturities

Investment Portfolio
3.7%
29%
66.3%
1%
Total invested assets as of 6/30/08 - $1.5 Billion
60% of fixed maturities are rated AAA or US Government or Agencies
90% of fixed maturities are rated A or better
No exposure to sub-prime

Business Model
Continue to deliver 20%+ ROE through:
Focus on underwriting profit:
Economies of scale
Lower expense ratio
19% net expense ratio for first half of 2008
Disciplined pricing and risk selection
60.6% net loss ratio for first half of 2008
Proprietary technology platform designed to process small policies
Effective tax rate less than 30%

AmTrust Financial